Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

DATE:	November 7, 2017
CONTACT:	Dan Lombardo, InvenTrust Properties Corp.
630-570-0605 or dan.lombardo@inventrustproperties.com

INVENTRUST PROPERTIES CORP. RECEIVES NOTICE OF UNSOLICITED MINI-TENDER OFFER

Downers Grove, Ill. – InvenTrust Properties, Inc. (“InvenTrust” or the “Company”) has received notice that Liquidity Partners Trust I, a Delaware statutory trust, filed a Tender Offer Statement on Schedule TO with the Securities and Exchange Commission (“SEC”) regarding an unsolicited mini-tender offer (the “Offer”) to purchase shares of common stock of the Company.

The Board of Directors of the Company (the “Board”) will carefully review and consider the Offer at its meeting scheduled for November 9, 2017 in order to determine whether the Board recommends acceptance or rejection of the Offer, remains neutral with respect to the Offer, or is unable to take a position with respect to the Offer. Such determination and recommendation to the Company’s stockholders, together with the reasons therefor, will be disclosed in the Company’s Solicitation/Recommendation Statement on Schedule 14D-9, which will be filed by the Company with the SEC and disseminated to the Company’s stockholders.

All of the Company’s reports and filings with the SEC, are available, free of charge, through the SEC website located at http://www.sec.com.

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About InvenTrust Properties Corp.

InvenTrust is a pure-play retail company with a focus on acquiring open-air centers with a disciplined approach, in key growth markets with favorable demographics. This acquisition strategy, along with our innovative and collaborative property management approach, ensures the success of both our tenants and business partners and drives net operating income growth for the Company. InvenTrust became a self-managed REIT in 2014 and as of June 30, 2017, is an owner and manager of 85 retail properties, representing 15.2 million square feet of retail space, and one non-core property.

Forward-Looking Statements Disclaimer

Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see our filings with the SEC including the Risk Factors included in our most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.